SiriusPoint Ltd.

Financial Supplement
March 31, 2021

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Clare Kerrigan - Corporate Communications and Investor Relations
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Book value per share metrics are non-GAAP financial measures. We believe that long-term growth in book value per share is an important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this Financial Supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Financial Supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the costs, expense and difficulties of the integration of the operations of Sirius Group; the impact of the novel coronavirus (COVID-19) pandemic or other unpredictable catastrophic events; fluctuations in our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expenses reserves; the effects of global climate change; periods characterized by excess underwriting capacity and unfavorable premium rates; reduced returns or losses in SiriusPoint’s investment portfolio; adverse changes in interest rates, foreign currency exchange rates, equity markets, debt markets or market volatility; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; SiriusPoint’s significant deferred tax assets, which could become devalued if either SiriusPoint does not generate sufficient future taxable income or applicable corporate tax rates are reduced; the lack of availability of capital; future strategic transactions such as acquisitions, dispositions, mergers, investments or joint ventures; technology breaches; our concentrated exposure in Third Point Enhanced LP (the “TP Fund”) whose investment strategy may bear substantial investment risks; conflicts of interest among various members of TP Fund, Third Point LLC and SiriusPoint; and other risks and uncertainties listed in the Company’s most recent Quarterly Report on Form 10-Q and any subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
March 31, 2021 and 2020
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended
	March 31, 2021	March 31, 2020

Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	26.4%	(55.5)%
Net underwriting income (1)	$8.7	$2.0
Combined ratio (1)	96.6%	98.6%
Basic book value per share (2) (4)	$15.19	$16.88
Tangible basic book value per share (2) (4)	$14.10	$16.88
Diluted book value per share (2) (3) (4)	$15.04	$16.71
Tangible diluted book value per share (2) (4)	$13.97	$16.71

(1)Refer to accompanying “Segment Reporting - Three months ended March 31, 2021 and 2020” for a calculation of net underwriting income and combined ratio.
(2)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures.
(3)In the first quarter of 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share.
(4)Prior year comparatives represent amounts as of December 31, 2020.

SiriusPoint Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Assets
Investments in related party investment funds, at fair value	$1,208.8	$1,055.6	$869.0	$758.4	$659.8
Debt securities, trading, at fair value	2,940.3	101.3	186.3	238.6	363.1
Equity securities, trading, at fair value	5.9	—	—	—	—
Other long-term investments, at fair value	473.1	4.0	4.0	4.0	4.0
Total investments	4,628.1	1,160.9	1,059.3	1,001.0	1,026.9
Cash and cash equivalents	932.4	526.0	513.8	584.8	445.8
Restricted cash and cash equivalents	1,411.3	1,187.9	1,101.7	887.3	975.1
Due from brokers	37.8	94.9	81.1	169.1	57.9
Interest and dividends receivable	10.3	0.9	1.8	2.2	3.7
Insurance and reinsurance balances receivable, net	1,613.8	441.9	440.5	444.7	452.3
Deferred acquisition costs, net and value of business acquired	218.8	68.6	69.3	75.9	79.0
Unearned premiums ceded	247.7	20.5	12.9	12.7	2.4
Loss and loss adjustment expenses recoverable, net	492.6	14.4	13.6	10.1	6.9
Deferred tax asset	256.5	0.4	4.0	4.6	7.9
Intangible assets	174.2	—	—	—	—
Other assets	146.2	18.8	16.2	13.2	13.5
Total assets	$10,169.7	$3,535.2	$3,314.2	$3,205.6	$3,071.4
Liabilities
Loss and loss adjustment expense reserves	$4,259.3	$1,310.1	$1,186.1	$1,134.0	$1,107.9
Unearned premium reserves	1,244.8	284.8	286.0	311.1	312.3
Reinsurance balances payable	528.8	78.1	113.1	83.7	74.3
Deposit liabilities	150.7	153.0	155.7	168.9	170.4
Securities sold, not yet purchased, at fair value	9.2	12.0	15.4	19.6	47.4
Due to brokers	26.2	—	—	1.5	3.1
Accounts payable, accrued expenses and other liabilities	154.4	17.6	15.1	15.3	10.2
Deferred tax liability	223.0	—	—	—	—
Liability-classified capital instruments	135.0	—	—	—	—
Debt	829.0	114.3	114.2	114.2	114.1
Total liabilities	7,560.4	1,969.9	1,885.6	1,848.3	1,839.7
Shareholders’ equity
Series B preference shares	200.0	—	—	—	—
Common shares	16.2	9.6	9.5	9.5	9.5
Additional paid-in capital	1,639.6	933.9	932.0	930.5	928.9
Retained earnings	751.3	620.4	486.1	417.3	293.3
Accumulated other comprehensive income	0.4	—	—	—	—
Shareholders’ equity attributable to SiriusPoint shareholders	2,607.5	1,563.9	1,427.6	1,357.3	1,231.7
Noncontrolling interests	1.8	1.4	1.0	—	—
Total shareholders’ equity	2,609.3	1,565.3	1,428.6	1,357.3	1,231.7
Total liabilities, noncontrolling interests and shareholders’ equity	$10,169.7	$3,535.2	$3,314.2	$3,205.6	$3,071.4

SiriusPoint Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2021	March 31, 2020
Revenues
Net premiums earned	$256.0	$146.3
Net realized and unrealized investment gains	31.5	11.6
Net investment income (loss) from investments in related party investment funds	153.2	(200.8)
Other net investment income	1.8	4.2
Net investment income (loss)	186.5	(185.0)
Other revenues	8.6	—
Total revenues	451.1	(38.7)
Expenses
Loss and loss adjustment expenses incurred, net	148.1	87.8
Acquisition costs, net	69.0	49.3
Other underwriting expenses	30.2	7.2
Net corporate and other expenses	68.3	6.4
Intangible asset amortization	0.8	—
Interest expense	4.9	2.0
Foreign exchange gains	(12.4)	(8.2)
Total expenses	308.9	144.5
Income (loss) before income tax expense	142.2	(183.2)
Income tax expense	(9.8)	(0.4)
Net income (loss)	132.4	(183.6)
Net (income) loss attributable to noncontrolling interests	—	—
Net income (loss) available to SiriusPoint	132.4	(183.6)
Dividends on Series B preference shares	(1.5)	—
Net income (loss) available to SiriusPoint common shareholders	$130.9	$(183.6)
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$1.07	$(1.99)
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$1.05	$(1.99)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	116,760,760	92,191,837
Diluted	118,146,341	92,191,837
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenues
Net premiums earned	$256.0	$182.0	$141.7	$140.8	$146.3
Net realized and unrealized investment gains	31.5	14.7	7.0	36.0	11.6
Net investment income (loss) from investment in related party investment fund	153.2	186.6	110.6	98.6	(200.8)
Other net investment income	1.8	3.5	4.4	2.6	4.2
Net investment income (loss)	186.5	204.8	122.0	137.2	(185.0)
Other revenues	8.6	—	—	—	—
Total revenues	451.1	386.8	263.7	278.0	(38.7)
Expenses
Loss and loss adjustment expenses incurred, net	148.1	177.9	110.5	89.1	87.8
Acquisition costs, net	69.0	39.3	54.8	43.7	49.3
Other underwriting expenses	30.2	9.7	6.1	7.8	7.2
Net corporate and other expenses	68.3	11.0	15.0	8.9	6.4
Intangible asset amortization	0.8	—	—	—	—
Interest expense	4.9	2.1	2.1	2.0	2.0
Foreign exchange (gains) losses	(12.4)	8.3	5.9	(0.8)	(8.2)
Total expenses	308.9	248.3	194.3	150.7	144.5
Income (loss) before income tax expense	142.2	138.5	69.4	127.3	(183.2)
Income tax expense	(9.8)	(3.7)	(0.7)	(3.3)	(0.4)
Net income (loss)	132.4	134.8	68.7	124.0	(183.6)
Net income attributable to noncontrolling interests	—	(0.4)	—	—	—
Net income (loss) attributable to SiriusPoint	132.4	134.4	68.7	124.0	(183.6)
Dividends on Series B preference shares	(1.5)	—	—	—	—
Net income (loss) available to SiriusPoint common shareholders	$130.9	$134.4	$68.7	$124.0	$(183.6)
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$1.07	$1.43	$0.74	$1.33	$(1.99)
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$1.05	$1.43	$0.73	$1.33	$(1.99)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	116,760,760	92,638,978	92,613,393	92,593,599	92,191,837
Diluted	118,146,341	93,165,559	92,969,646	92,738,293	92,191,837
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Segment Reporting - Three months ended March 31, 2021
(expressed in millions of U.S. dollars, except ratios)

	A&H	Specialty	Property	Runoff & Other	Total
Gross premiums written (1)	$134.8	$167.7	$62.1	$2.0	$366.6
Net premiums written (1)	103.6	144.5	60.3	1.9	310.3
Net premiums earned (1)	35.0	139.0	80.2	1.8	256.0
Loss and loss adjustment expenses incurred, net (2)	14.0	87.1	45.4	1.6	148.1
Acquisition costs, net	5.1	42.3	21.2	0.4	69.0
Other underwriting expenses (2)	10.6	9.9	8.2	1.5	30.2
Net underwriting income (loss)	$5.3	$(0.3)	$5.4	$(1.7)	8.7
Other revenues					8.6
Net investment income					186.5
Net corporate and other expenses					(68.3)
Intangible asset amortization					(0.8)
Interest expense					(4.9)
Foreign exchange gains					12.4
Income before income tax expense					$142.2

Underwriting Ratios (3):
Loss ratio	40.0%	62.7%	56.6%	NM	57.8%
Acquisition cost ratio	14.6%	30.4%	26.5%	NM	27.0%
Other underwriting expenses ratio	30.3%	7.1%	10.2%	NM	11.8%
Combined ratio (4)	84.9%	100.2%	93.3%	NM	96.6%

(1)Includes service fee revenue from the Company’s MGUs of $10.8 million in the three months ended March 31, 2021.
(2)Loss and loss adjustment expenses incurred, net and other underwriting expenses include expenses associated with the Company’s MGUs of $1.0 million and $7.3 million, respectively, for the three months ended March 31, 2021
(3)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(4)Ratios considered not meaningful ("NM") to Runoff & Other.
(5)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
Segment Reporting - Three months ended March 31, 2020
(expressed in millions of U.S. dollars, except ratios)

	A&H	Specialty	Property	Runoff & Other	Total
Gross premiums written (1)	$1.3	$79.4	$45.0	$—	$125.7
Net premiums written (1)	1.3	76.9	45.0	—	123.2
Net premiums earned (1)	1.2	99.4	45.1	0.6	146.3
Loss and loss adjustment expenses incurred, net (1)	1.0	67.4	18.1	1.3	87.8
Acquisition costs, net	0.2	33.5	16.0	(0.4)	49.3
Other underwriting expenses (1)	—	4.5	1.5	1.2	7.2
Net underwriting income (loss)	$—	$(6.0)	$9.5	$(1.5)	2.0
Net investment loss					(185.0)
Net corporate and other expenses					(6.4)
Interest expense					(2.0)
Foreign exchange gains					8.2
Net loss attributable to SiriusPoint common shareholders					$(183.2)

Underwriting Ratios (2):
Loss ratio	83.3%	67.8%	40.1%	NM	60.0%
Acquisition cost ratio	16.7%	33.7%	35.5%	NM	33.7%
Other underwriting expenses ratio	—%	4.5%	3.3%	NM	4.9%
Combined ratio (3)	100.0%	106.0%	78.9%	NM	98.6%
(1)No MGUs existed in the three months ended March 31, 2020, therefore no service fee revenue or fees are included.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(3)Ratios considered not meaningful ("NM") to Runoff & Other.
(4)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
A&H Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$134.8	$0.5	$0.2	$1.3	$1.3
Net premiums written	103.6	0.5	0.2	1.3	1.3
Net premiums earned	35.0	0.6	0.6	0.9	1.2
Loss and loss adjustment expenses incurred, net	14.0	(0.5)	0.4	2.3	1.0
Acquisition costs, net	5.1	—	0.1	—	0.2
Other underwriting expenses	10.6	—	—	—	—
Net underwriting income (loss)	$5.3	$1.1	$0.1	$(1.4)	$—

Underwriting Ratios (2):
Loss ratio	40.0%	(82.0)%	68.8%	273.8%	83.3%
Acquisition cost ratio	14.6%	5.4%	9.2%	4.8%	16.7%
Other underwriting expense ratio	30.3%	3.6%	3.2%	4.0%	—%
Combined ratio	84.9%	(73.0)%	81.3%	282.6%	100.0%
(1)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Specialty Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$167.7	$136.7	$78.7	$73.8	$79.4
Net premiums written	144.5	135.1	76.4	70.7	76.9
Net premiums earned	139.0	122.4	87.7	98.5	99.4
Loss and loss adjustment expenses incurred, net	87.1	139.5	67.9	67.8	67.4
Acquisition costs, net	42.3	27.2	18.0	33.8	33.5
Other underwriting expenses	9.9	6.3	3.1	4.8	4.5
Net underwriting loss	$(0.3)	$(50.6)	$(1.3)	$(7.9)	$(6.0)

Underwriting Ratios (2):
Loss ratio	62.7%	114.0%	77.4%	68.8%	67.8%
Acquisition cost ratio	30.4%	22.2%	20.5%	34.3%	33.7%
Other underwriting expense ratio	7.1%	5.2%	3.5%	4.9%	4.5%
Combined ratio	100.2%	141.4%	101.4%	108.0%	106.0%
(1)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Property Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$62.1	$27.0	$42.9	$72.6	$45.0
Net premiums written	60.3	30.5	36.9	64.2	45.0
Net premiums earned	80.2	35.8	49.8	40.8	45.1
Loss and loss adjustment expenses incurred, net	45.4	20.1	62.1	19.2	18.1
Acquisition costs, net	21.2	10.0	13.0	9.7	16.0
Other underwriting expenses	8.2	1.3	1.6	1.6	1.5
Net underwriting income (loss)	$5.4	$4.4	$(26.9)	$10.3	$9.5

Underwriting Ratios (2):
Loss ratio	56.6%	56.1%	124.7%	47.1%	40.1%
Acquisition cost ratio	26.5%	27.9%	26.1%	23.8%	35.5%
Other underwriting expense ratio	10.2%	3.6%	3.2%	3.9%	3.3%
Combined ratio	93.3%	87.6%	154.0%	74.8%	78.9%
(1)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Runoff & Other Segment - by Quarter (1)
(expressed in millions of U.S. dollars)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$2.0	$26.0	$2.9	$—	$—
Net premiums written	1.9	26.0	2.9	—	—
Net premiums earned	1.8	23.3	3.6	0.6	0.6
Loss and loss adjustment expenses incurred, net	1.6	18.8	(20.0)	(0.2)	1.3
Acquisition costs, net	0.4	2.1	23.7	0.1	(0.4)
Other underwriting expenses	1.5	2.1	1.4	1.3	1.2
Net underwriting income (loss)	$(1.7)	$0.3	$(1.5)	$(0.6)	$(1.5)

(1)The Company modified the presentation of its operating segments in the three months ended March 31, 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are not considered not meaningful to Runoff & Other

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%

Asset-backed securities	$594.6	12.8%	$1.3	0.1%	$20.6	2.0%	$35.7	3.5%	$32.2	3.2%
Residential mortgage-backed securities	392.2	8.5%	8.7	0.7%	8.7	0.8%	12.7	1.3%	47.7	4.6%
Commercial mortgage-backed securities	123.0	2.6%	—	—%	—	—%	—	—%	—	—%
Bank debt	—	—%	0.4	—%	0.7	0.1%	1.3	0.1%	1.4	0.1%
Corporate debt securities	564.6	12.2%	37.7	3.3%	56.8	5.4%	66.9	6.7%	159.0	15.5%
U.S. government and government agency	1,140.9	24.7%	53.2	4.6%	99.5	9.3%	100.0	10.0%	100.5	9.8%
Non-U.S. government and government agency	121.3	2.6%	—	—%	—	—%	22.0	2.2%	22.3	2.2%
U.S. states, municipalities and political subdivision	0.9	—%	—	—%	—	—%	—	—%	—	—%
Preferred stocks	2.8	0.1%	—	—%	—	—%	—	—%	—	—%
Total debt securities	2,940.3	63.5%	101.3	8.7%	186.3	17.6%	238.6	23.8%	363.1	35.4%
Fixed income mutual funds	1.8	—%	—	—%	—	—%	—	—%	—	—%
Common stocks	4.1	0.1%	—	—%	—	—%	—	—%	—	—%
Total equity securities	5.9	0.1%	—	—%	—	—%	—	—%	—	—%
Other long-term investments	311.2	6.8%	4.0	0.3%	4.0	0.4%	4.0	0.4%	4.0	0.4%
Investments in funds valued at net asset value	1,370.7	29.6%	1,055.6	91.0%	869.0	82.0%	758.4	75.8%	659.8	64.3%
Total investments	$4,628.1	100.0%	$1,160.9	100.0%	$1,059.3	100.0%	$1,001.0	100.0%	$1,026.9	100.0%

SiriusPoint Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Basic and diluted book value per share numerator:
Shareholders' equity attributable to SiriusPoint shareholders	$2,607.5	$1,563.9	$1,427.6	$1,357.3	$1,231.7
Less: Series B preference shares	(200.0)	—	—	—	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	2,407.5	1,563.9	1,427.6	1,357.3	1,231.7
Plus: carrying value of series A preference share issued in merger	40.8	—	—	—	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	2,448.3	1,563.9	1,427.6	1,357.3	1,231.7
Less: intangible assets	(174.2)	—	—	—	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	2,233.3	1,563.9	1,427.6	1,357.3	1,231.7
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$2,274.1	$1,563.9	$1,427.6	$1,357.3	$1,231.7
Basic and diluted book value per share denominator:
Common shares outstanding	161,891,354	95,582,733	95,314,893	94,920,203	94,881,229
Unvested restricted shares	(3,450,338)	(2,933,993)	(2,695,127)	(2,319,354)	(2,315,172)
Basic book value per share denominator	158,441,016	92,648,740	92,619,766	92,600,849	92,566,057
Effect of dilutive Series A preference shares issued in merger	1,888,145	—	—	—	—
Effect of dilutive warrants (1)	58,421	—	—	—	—
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees (2)	2,426,816	969,386	284,486	227,204	33,527
Diluted book value per share denominator	162,814,398	93,618,126	92,904,252	92,828,053	92,599,584

Basic book value per share (2)	$15.19	$16.88	$15.41	$14.66	$13.31
Tangible basic book value per share (2)	$14.10	$16.88	$15.41	$14.66	$13.31
Diluted book value per share (2) (3)	$15.04	$16.71	$15.37	$14.62	$13.30
Tangible diluted book value per share (2)	$13.97	$16.71	$15.37	$14.62	$13.30
(1)As of December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020 there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants.
(2)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Tangible book value per share is useful to investors because it measures the realizable value of shareholder returns, excluding the impact of intangible assets. Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A preference shares, Upside Rights and other potentially dilutive securities issued as part of our acquisition of Sirius Group.
(3)In the first quarter of 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. This change had no impact on previously presented basic book value per share.

SiriusPoint Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	116,760,760	92,638,978	92,613,393	92,593,599	92,191,837
Dilutive effect of options (1)	184,470	—	—	—	—
Dilutive effect of warrants (1)	51,650	—	—	—	—
Dilutive effect of restricted shares with service and performance condition	1,149,461	526,581	356,253	144,694	—
Diluted number of common shares outstanding	118,146,341	93,165,559	92,969,646	92,738,293	92,191,837

Basic earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$130.9	$134.4	$68.7	$124.0	$(183.6)
Net income allocated to SiriusPoint participating common shareholders	(6.5)	(1.6)	(0.5)	(0.7)	—
Net income (loss) allocated to SiriusPoint common shareholders	$124.4	$132.8	$68.2	$123.3	$(183.6)

Basic earnings (loss) per share available to SiriusPoint common shareholders (2)	$1.07	$1.43	$0.74	$1.33	$(1.99)

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$130.9	$134.4	$68.7	$124.0	$(183.6)
Net income allocated to SiriusPoint participating common shareholders	(6.5)	(1.6)	(0.5)	(0.7)	—
Net income (loss) allocated to SiriusPoint common shareholders	$124.4	$132.8	$68.2	$123.3	$(183.6)

Diluted earnings (loss) per share available to SiriusPoint common shareholders (2)	$1.05	$1.43	$0.73	$1.33	$(1.99)
(1)As of December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price for warrants and options. As of March 31, 2020 there was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter.
(2)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to SiriusPoint common shareholders	$130.9	$134.4	$68.7	$124.0	$(183.6)
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	1,563.9	1,427.6	1,357.3	1,231.7	1,414.1
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,407.5	1,563.9	1,427.6	1,357.3	1,231.7
Average shareholders’ equity attributable to SiriusPoint common shareholders	$1,985.7	$1,495.7	$1,392.4	$1,294.5	$1,322.9
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	26.4%	35.9%	19.7%	38.3%	(55.5)%

(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders' equity determined using the common shareholders' equity balances at the beginning and end of the period.